SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 19, 2006 (October 18, 2006)

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)

22619 Pacific Coast Highway Malibu, California (Address of principal executive offices)	90265 (Zip Code)

Registrant's telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
OCTOBER 19, 2006

ITEMS IN FORM 8-K

		Page
Facing Page		1
Item 8.01	Other Events	3
Signatures		4

Item 8.01  Other Events

THQ, Inc. (“THQ”) and THQ/JAKKS PACIFIC LLC (the “LLC”) yesterday announced that a lawsuit by World Wrestling Entertainment, Inc. against THQ and the LLC, involving a claim previously reported by us in our periodic filings concerning allegedly improper sales of WWE video games in Japan and other countries in Asia, was filed on October 12, 2006 in the Connecticut state court.

A copy of such release is annexed hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: October 19, 2006	By:	/s/ Joel Bennett
Joel Bennett
Executive Vice President and Chief Financial Officer